Venti Variabiles

CLASS I SHARES

BISHOP STREET FUNDS

HAWAII MUNICIPAL BOND FUND
(BSHIX)

SUMMARY PROSPECTUS
MAY 1, 2017

Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://www.bishopstreetfunds.com/Quick/Prspect. You can also get this information at no cost by calling 1-800-262-9565, by sending an e-mail request to bishopstreetfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, each dated May 1, 2017, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

BISHOP STREET FUNDS

Your Avenue To Sound Investment

∎∎∎	INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide high current income exempt from federal and Hawaii state income taxes.

∎∎∎	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.35%

Other Expenses		0.67%

Shareholder Servicing Fees	0.25%

Other Operating Expenses	0.42%

Total Annual Fund Operating Expenses		1.02%

Less Fee Waivers and/or Expense Reimbursements*		(0.47)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements		0.55%

*	Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses for Class I Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, excluded expenses)) from exceeding 0.55% of the Fund’s average daily net assets through April 30, 2018 (Contractual Expense Limitation). In addition, if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Contractual Expense Limitation, the Board of Trustees (Board) of Bishop Street Funds (Trust) may permit the Adviser to receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Contractual Expense Limitation to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three year period during which this agreement (or any prior agreement) was in place. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2018.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$278	$518	$1,205

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

∎∎∎	PRINCIPAL INVESTMENT STRATEGIES

The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade municipal bonds, the interest from which is exempt from regular federal and Hawaii state income taxes. While the Adviser attempts to maximize the portion of the Fund’s assets invested in Hawaii issues, the Fund may also invest in municipal bonds issued by other U.S. states, territories and possessions. There is no restriction upon the amount of the Fund’s assets that may be invested in obligations that pay income subject to the federal alternative minimum tax. To the extent that the Fund invests in securities subject to the alternative minimum tax, the income received from these securities could be taxable. There is no limit on the average maturity of the Fund’s portfolio. The Adviser will use its judgment to invest in securities that will provide a high level of current income in light of current market conditions. In making a determination to buy, sell or hold a security, the portfolio managers give special consideration to the relative value of the security in comparison to the available alternatives, while remaining consistent with the objectives of the portfolio. The portfolio management team considers several factors when selecting securities for the Fund’s portfolio, including the current state of a bond’s issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The portfolio management team may continue to hold a bond that has been downgraded if it believes it is in the best interest of the Fund’s shareholders. The portfolio management team may choose to sell a bond based on its analysis of the economy and any direct impact on budget cash flows, debt ratios, and credit ratings.

∎∎∎	PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including, in alphabetical order:

∎	Concentration Risk

The Fund’s concentration of investments in securities of issuers located in Hawaii subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Hawaii obligations than a mutual fund that does not have as great a concentration in Hawaii.

∎	Fixed Income Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. The volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term and longer-duration securities are generally more volatile, so the maturity and duration of securities affects their risk. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. In addition, there is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.

∎	Liquidity Risk

Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like.

∎	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

∎	Municipal Issuer Risk

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

∎	Non-Diversification Risk

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

∎	Tax Risk

Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service (IRS) or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum (“AMT”) tax.

∎	Valuation Risk

Valuation risk is the risk that certain securities may be difficult to value.

∎∎∎	PERFORMANCE INFORMATION

The bar chart and table that follow illustrate the risks and volatility of an investment in Class I Shares of the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

The following bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.

Best Quarter	Worst Quarter
5.33%	(4.11)%
(09/30/09)	(12/31/10)

The performance information shown above is based on a calendar year. The Fund’s Class I Shares’ performance information from 1/1/17 to 3/31/17 was 1.37%.

The following table compares the Fund’s Class I Shares’ average annual total returns to those of the Bloomberg Barclays Capital Municipal Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Returns after taxes on distributions and sale of Fund shares may be higher than before tax returns when a net capital loss occurs upon the redemption of Fund shares.

Average Annual Total Returns (for the periods ended December 31, 2016)

	1 Year	5 Years	10 Years
Fund Return Before Taxes	(0.32)%	2.19%	3.20%
Fund Return After Taxes on Distributions	(0.47)%	2.09%	3.14%
Fund Return After Taxes on Distributions and Sale of Fund Shares	0.98%	2.32%	3.21%
Bloomberg Barclays Capital Municipal Bond Index Return (reflects no deduction for fees, expenses or taxes)	0.25%	3.28%	4.25%

∎∎∎	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Ms. Jennifer Carias, Senior Vice President and Fixed Income Portfolio Manager, has managed the Fund since 2007. Mr. Michael K. Hirai, CFA, President, Chief Investment Officer and Director, has managed the Fund since 2016.

WWW.BISHOPSTREETFUNDS.COM	3

∎∎∎	PURCHASE AND SALE OF FUND SHARES

Class I Shares of the Fund are offered exclusively to high-net-worth and institutional advisory clients of First Hawaiian Bank.

To purchase shares of the Fund for the first time, you must invest at least $1,000 ($500 for those investing in an IRA). There is no minimum for subsequent investments. If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Bishop Street Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Bishop Street Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105) or by telephone at 1-800-262-9565 (for redemptions of $5,000 or less). If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares.

∎∎∎	TAX INFORMATION

The Fund intends to distribute income that is exempt from both regular federal and Hawaii state income taxes.

∎∎∎	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BSF-SM-002-0800